The Brink’s Company
First-Quarter 2012 Earnings
Conference Call
 NYSE:BCO
 April 26, 2012

Exhibit 99.2

Forward-Looking Statements
These materials contain forward-looking statements. Actual
results could differ materially from projected or estimated
results. Information regarding factors that could cause such differences is available in today's release and in The Brink’s
Company’s most recent SEC filings.

Information discussed today is representative as of today
only and Brink's assumes no obligation to update any
forward-looking statements. These materials are
copyrighted and may not be used without written permission
from Brink's.

The Brink’s Company
Ed Cunningham
Director - Investor Relations

Highlights of First-Quarter Non-GAAP Results
• EPS $.58 vs $.39
• Revenue up 6%, 9% organic growth
• Segment Margin 7.2% vs. 5.8%
• Profit growth driven by Latin America
• EMEA and North America up slightly
• Improved 2012 outlook
Note: See reconciliation to GAAP results in Appendix

The Brink’s Company
Tom Schievelbein
Interim President and
Chief Executive Officer

CEO Overview
• Non-GAAP EPS up 49% on Latin America results
• 2012 margin guidance ~7%
• CEO Search on Schedule
• EMEA and NA: Improvement in 2012

Note: See reconciliation to GAAP results in Appendix

The Brink’s Company
Joe Dziedzic
Vice President and Chief
Financial Officer
Review and Outlook

BRINKS

$913
$967
1Q11
1Q12

$53
$70
1Q11
1Q12

$0.39
$0.58
1Q11
1Q12

1Q12 Non-GAAP Results
($ millions, except EPS)
Segment
Operating Profit
Revenue

Margin	5.8%	7.2%
EPS
Note: See reconciliation to GAAP results in Appendix

Non-GAAP EPS: 1Q12 Versus 1Q11
Segment
Operating Profit
Non-Segment
Expense
Interest
Expense, Net
Non-Controlling
Interest
Tax Rate
1Q11
1Q12
Note: See reconciliation to GAAP results in Appendix

Revenue

Organic Growth
7%
9%
$913
$967
1Q11
1Q12

Segment Operating Profit

$53
$70
1Q11
1Q12

Total Non-GAAP Segment Results and Outlook
($ millions)
1Q12 Results
2012 Outlook
— Increased margin guidance to ~7%
— 5% - 8% organic revenue growth
— U.S. actions improve profitability
— Europe operations stable to improving in a
 difficult environment
— Continued strong Latin America growth
— Strong organic revenue growth
— Significant margin expansion, all organic
— Latin America drives performance, North
 America & Europe slightly better

Margin	5.8%	7.2%
(a)
(a)  See reconciliation to GAAP results in Appendix
(a)

Revenue

$239
$236
1Q11
1Q12

Segment Operating Profit

$8
$8
1Q11
1Q12

(a) See reconciliation to GAAP results in Appendix A

Organic
Growth	(1%)	-
North America Non-GAAP Segment Results and Outlook
($ millions)
1Q12 Results
2012 Outlook
— Revenue flat
— Slight margin improvement
— U.S. cost actions offset price and volume
 pressure
— Flat revenue in a difficult environment
— U.S. cost actions and productivity offset
 price and volume pressure
— On track for margin of 4.5% to 5.5%

(a)

Margin	3.1%	3.4%
(a)

BRINKS

Organic Growth

Revenue
10%
12%
$674
$730
1Q11
1Q12

Segment Operating Profit
$45
$62
1Q11
1Q12

International Non-GAAP Segment Results and Outlook
1Q12 Results
2012 Outlook
($ millions)
— Revenue Growth
 — Organic growth $84
 — Currency down ($28)
— Profit Growth
 — Organic growth $18
 — Currency down ($2)
— Broad margin expansion in Latin America
— Mexico improving, expect more
 restructuring in 2Q-4Q12
— 7% to 8% margin rate
— Continued strong organic revenue growth
 driven by Latin America
— Unfavorable currency impact
— Slight improvement in Mexico, positioned
 for margin expansion 2013+
(a)  See reconciliation to GAAP results in Appendix

(a)
(a)

Margin	6.7%	8.4%

$3
$2
1Q11
1Q12

$16
$27
$18
$21
1Q11
1Q12

$232
$285
4Q11
1Q12

Non-GAAP Cash Flow, Capital Investment, and Net Debt

($ millions)
(a)  See reconciliation to GAAP results in Appendix

Non-GAAP
CFOA
(a)
$39
$43
North
America
International
Capital
Expenditures
and Capital
Leases
Net Debt
(a)

BRINKS

Revenue

$3.9 B
5-8% Organic
(3-5%) Currency impact
2011
2012

Segment Operating Profit

$247
2011
2012

2012 Outlook
($ millions)
Capital Deployment
— Pension contribution
— Capital Expenditures / Capital Leases

Margin	6.3%	~7%
(a)
(a)  See reconciliation to GAAP results in Appendix
(a)

— Strong growth in Latin America
— Slow / No growth in North America
— Modest growth in Europe
Revenue
— Strong margin expansion in Latin America
— North America on track for 4.5% to 5.5%
— Slight margin expansion in Europe
Segment Profit

The Brink’s Company
First-Quarter 2012 Earnings
Conference Call
 NYSE:BCO
 April 26, 2012

Appendix - Non-GAAP Reconciliations

Non-GAAP Reconciliations - 1Q12

GAAP Basis
Gain on Sale of
Investments (a)
Employee Benefit
Settlement Losses (b)
U.S.
Retirement
Plans (c)
Adjust Income
Tax Rate (d)
Non-GAAP
Basis
First Quarter 2012
Operating profit:
International
$
 60.9
 -
 0.8
 -
 -
  61.7
North America
 5.8
 -
 -
 2.2
 -
 8.0
Segment operating profit
 66.7
 -
 0.8
 2.2
 -
 69.7
Non-segment
 (24.3)
 -
 -
 14.7
 -
 (9.6)
Operating profit
$
 42.4
 -
 0.8
 16.9
 -
 60.1

Amounts attributable to Brink’s:

Income from continuing operations
$
  17.0
  (1.2)
  0.6
  10.6
  0.9
  27.9
Diluted EPS - continuing operations
  0.35
  (0.02)
  0.01
  0.22
  0.02
  0.58
(a) To eliminate gain related to the sale of investments in mutual fund securities ($2 million). Proceeds from the sale were used to fund the settlement of pension obligations related to the former CEO.
(b) To eliminate employee benefit settlement losses related to severance payments made by Brink’s subsidiary in Mexico. Employee termination benefits in Mexico are accounted for under FASB ASC Topic 715, Compensation - Retirement Benefits.
(c) To eliminate expenses related to U.S. retirement plans.
(d) To adjust effective income tax rate in the interim period to be equal to the midpoint of the estimated range of the full-year non-GAAP effective income tax rate. The midpoint of the estimated range of the full-year non-GAAP effective tax rate for 2012 is 38.5%.
Amounts may not add due to rounding.

Non-GAAP Reconciliations -1Q11

GAAP Basis
Gains on Acquisitions and Asset
Dispositions (a)
U.S. Retirement
Plans (b)
Adjust Income
Tax Rate (c)
Non-GAAP
Basis
First Quarter 2011
Operating profit:

North America
  6.8
 -
 0.7
 -
 7.5
Segment operating profit
  52.0
 -
 0.7
 -
 52.7
Non-segment
  (15.0)
 (0.4)
 6.2
 -
 (9.2)
Operating profit
$
 37.0
 (0.4)
 6.9
 -
 43.5
Amounts attributable to Brink’s:

Income from continuing operations
$
 18.9
 (3.0)
 4.4
 (1.5)
 18.8
Diluted EPS - continuing operations
  0.39
 (0.06)
 0.09
 (0.03)
 0.39
(a) To eliminate gain related to acquisition of controlling interest in a subsidiary that was previously accounted for as an equity method investment
 ($0.4 million) and gains on sale of marketable securities ($4.4 million).
(b) To eliminate expenses related to U.S. retirement plans.
(c) To adjust effective income tax rate in the interim period to be equal to the full-year non-GAAP effective income tax rate. The non-GAAP effective tax rate for 2011 was 38.6%.
Amounts may not add due to rounding.

NON-GAAP CASH FLOWS FROM OPERATING ACTIVITIES - RECONCILED TO AMOUNTS REPORTED UNDER U.S. GAAP

Non-GAAP Reconciliations - Cash Flows

	First Quarter
	2012	2011
Cash flows from operating activities - GAAP	$(16.4)	$(5.7)
Decrease (increase) in certain customer obligations (a)	18.8	9.7
Cash outflows (inflows) related to discontinued operations (b)	-	(1.2)

Cash flows from operating activities - Non-GAAP	$2.4	$2.8
(a) To eliminate the change in the balance of customer obligations related to cash received and processed in certain of our secure cash logistics operations. The title to this cash transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources.
(b) To eliminate cash flows related to our discontinued operations.
Non-GAAP cash flows from operating activities are supplemental financial measures that are not required by, or presented in accordance with
GAAP. The purpose of the non-GAAP cash flows from operating activities is to report financial information excluding the impact of cash received and processed in certain of our secure cash logistics operations and without cash flows from discontinued operations.  Brink’s believes this measure is helpful in assessing cash flows from operations, enables period-to-period comparability and is useful in predicting future operating cash flows. Non-GAAP cash flows from operating activities should not be considered as an alternative to cash flows from operating activities determined in accordance with GAAP and should be read in conjunction with our consolidated statements of cash flows.

Total Debt	431.9	389.4
Less amounts held by certain cash logistics operations (a)	(8.1)	(25.1)

NET DEBT RECONCILED TO GAAP	March 31,	December 31,
	2012	2011
Debt:
Short-term debt	$23.0	25.4
Long-term debt	408.9	364.0

Cash and cash equivalents	155.5	182.9

Amount available for general corporate purposes	147.4	157.8

Net Debt	$284.5	231.6
(a) Title to cash received and processed in certain of our secure cash logistics operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt.
Net Debt is a supplemental financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP. Net Debt excluding cash and debt in Venezuelan operations was $307 million at March 31, 2012, and $242 million at December 31, 2011.
Non-GAAP Reconciliations - Net Debt